Exhibit 10.8(g)



THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

No. W-1                                                      Warrant to Purchase
    ---
                                                   25,000 Shares of Common Stock
                                                   ------


                               WARRANT CERTIFICATE

          This Warrant Certificate certifies that Frellum Corporation, or registered assigns, is the registered holder of a Warrant to purchase initially, at any time until 5:30 p.m. New York time on November 28, 1997 ("Expiration Date"), up to 25,000 fully-paid and non-assessable shares of common stock, par
              ------
value $.08 per share("Common Stock"), of RTI Inc., a New York corporation (the "Company"), (one share of Common Stock referred to individually as a "Security" and collectively as the "Securities") at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.75 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of November 29, 1995 between the Company and Frellum Corporation (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

          This Warrant may not be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time this Warrant, unless exercised prior thereto, thereafter shall be void.

          This Warrant is part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of this Warrant; provided, however, that the failure of the Company to issue such new
         --------  -------
Warrant Certificate shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate the right to acquire a like number of Securities shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

          Upon the exercise of less than all of the rights evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such unexercised rights.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated:  November 29, 1995

                                        RTI INC.



                                        By: R. STEPHEN MAICO
                                           --------------------------
                                            Name: R. Stephen Maico
                                            Title:   Vice President and
                                                  Chief Financial Officer

                            [FORM OF EXERCISE NOTICE]

          The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase        shares of RTI Inc.
                                                     ------
Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of RTI
Inc. in the amount of $         , all in accordance with the terms of Section 3
                       ---------
of the Warrant Agreement dated November 29, 1995 between RTI Inc. and Frellum Corporation. The undersigned requests that a certificate for such Securities be registered in the name of
                          ------------------------------------------------------
whose address is
                 ---------------------------------------------------------------
and that such Certificate be delivered to
                                          --------------------------------------
whose address is                                                               .
                 --------------------------------------------------------------


Dated:                                  FRELLUM CORPORATION
      --------------------------

                                        By:
                                           -------------------------



                                        -------------------------------
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]



             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


         FOR VALUE RECEIVED, Frellum Corporation hereby sells, assigns and transfers unto
               -----------------------------------------------------------------

- --------------------------------------------------------------------------------
                  (Please print name and address of transferee)
this Warrant Certificate, together with all right, title and interest therein,
and does hereby irrevocably constitute and appoint                             ,
                                                   ----------------------------
as attorney, to transfer the within Warrant Certificate on the books of RTI
Inc., with full power of substitution in accordance with the terms of the Warrant Agreement.

                                              FRELLUM CORPORATION

Dated:                                  By:
      -------------------                  ---------------------



                                        --------------------------
                                        (Insert Social Security or
                                         Other Identifying Number
                                         of Assignee)